MERRILL LYNCH
ARIZONA
MUNICIPAL
BOND FUND







FUND LOGO







Annual Report

July 31, 1995







Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863








This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Merrill Lynch Arizona
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011









TO OUR SHAREHOLDERS

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
During the fiscal year ended July 31, 1995, the Fund's portfolio strategy went from cautious during the first four months ended November 30, 1994, constructive during the next six months ended May 31, 1995 and back to cautious during the final two months ended July 31, 1995. We tried to anticipate every change in investor sentiment, whether the change was in response to economic conditions or the belief that interest rates had just climbed too high. The Fund was positioned accordingly throughout the year to take full advantage of the market conditions that we anticipated. The only constant for the 12 months was that we kept cash reserves at a minimal level. We did this to seek to enhance income for our shareholders. We also believed this strategy was appropriate given the extremely tight technical market, which resulted from the 56% drop in issuance of Arizona municipal bonds compared to the prior 12 months. The combination of these strategies resulted in positive total returns and a competitive current yield for our shareholders. Looking ahead, we expect our strategy to consist of seeking to enhance the Fund's total returns and providing an attractive level of tax-exempt income for shareholders.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Arizona
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,






(Arthur Zeikel)
Arthur Zeikel
President






(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager


September 1, 1995

PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 4 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 4 and 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 4.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                               12 Month   3 Month
                                               7/31/95   4/30/95   7/31/94++   % Change++ % Change
Class A Shares*                                 $10.46    $10.29    $10.40       +1.13%(1)  +1.65%
Class B Shares*                                  10.46     10.29     10.40       +1.13(1)   +1.65
Class C Shares*                                  10.46     10.28     10.05       +4.65(1)   +1.75
Class D Shares*                                  10.45     10.28     10.05       +4.55(1)   +1.65
Class A Shares--Total Return*                                                    +6.76(2)   +2.97(3)
Class B Shares--Total Return*                                                    +6.22(4)   +2.84(5)
Class C Shares--Total Return*                                                    +8.53(6)   +2.91(7)
Class D Shares--Total Return*                                                    +8.92(8)   +2.94(9)
Class A Shares--Standardized 30-day Yield         4.72%
Class B Shares--Standardized 30-day Yield         4.41%
Class C Shares--Standardized 30-day Yield         4.31%
Class D Shares--Standardized 30-day Yield         4.63%


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.054 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.552 per share ordinary income dividends and $0.054 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.135 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.501 per share ordinary income dividends and $0.054 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.362 per share ordinary income dividends and $0.054 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.119 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.407 per share ordinary income dividends and $0.054 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.133 per share ordinary income dividends.

Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class A and Class B Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                     11/29/91**        7/95

ML Arizona Municipal Bond Fund++--
Class A Shares*                       $ 9,600        $12,767

ML Arizona Municipal Bond Fund++--
Class B Shares*                       $10,000        $12,956

Lehman Brothers Municipal
Bond Index++                          $10,000        $13,099


[FN]
   *Assuming transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Arizona Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Arizona, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
    Past performance is not predictive of future performance.




Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                     10/21/94**        7/95

ML Arizona Municipal Bond Fund++--
Class C Shares*                       $10,000        $10,753

ML Arizona Municipal Bond Fund++--
Class D Shares*                       $ 9,600        $10,456

Lehman Brothers Municipal
Bond Index++                          $10,000        $11,107

[FN]
   *Assuming transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Arizona Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Arizona, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
    Past performance is not predictive of future performance.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                         +7.83%         +3.51%
Inception (11/29/91) through 6/30/95       +7.98          +6.76

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                         +7.38%         +3.38%
Inception (11/29/91) through 6/30/95       +7.44          +7.21

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Aggregate Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94) through 6/30/95       +7.43%         +6.43%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94) through 6/30/95       +7.87%         +3.56%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PERFORMANCE DATA (concluded)


Performance Summary--Class A Shares
                          Net Asset Value           Capital Gains
Period Covered          Beginning     Ending         Distributed        Dividends Paid*     % Change**
11/29/91-12/31/91        $10.00       $10.24              --                $0.052           + 2.92%
1992                      10.24        10.49              --                 0.741           +10.01
1993                      10.49        11.07            $0.065               0.739           +13.48
1994                      11.07         9.79             0.054               0.568           - 6.03
1/1/95-7/31/95             9.79        10.46              --                 0.307           +10.15
                                                        ------              ------
                                                  Total $0.119        Total $2.407

                                                     Cumulative total return as of 7/31/95: + 32.98%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                          Net Asset Value           Capital Gains
Period Covered          Beginning     Ending         Distributed        Dividends Paid*     % Change**
11/29/91-12/31/91        $10.00       $10.24              --                $0.047           + 2.87%
1992                      10.24        10.49              --                 0.688           + 9.45
1993                      10.49        11.07            $0.065               0.684           +12.91
1994                      11.07         9.79             0.054               0.516           - 6.50
1/1/95-7/31/95             9.79        10.46              --                 0.277           + 9.84
                                                        ------              ------
                                                  Total $0.119        Total $2.212

                                                     Cumulative total return as of 7/31/95: + 30.55%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arizona
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
IDA       Industrial Development  Authority
IDR       Industrial Development  Revenue Bonds
LEVRRS    Leveraged Reverse Rate Securities
PCR       Pollution Control Revenue Bonds
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes
YCN       Yield Curve Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                               Issue                                                 (Note 1a)

Arizona--93.3%
                              Arizona Educational Loan Marketing Corporation, Educational Loan
                              Revenue Bonds, AMT, Series B:
NR*      A          $ 1,600     7% due 3/01/2003                                                                 $ 1,717
NR*      A            1,100     7% due 3/01/2005                                                                   1,184

NR*      A              750   Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
                              Bonds, AMT, Sub-Series, 6.625% due 9/01/2005                                           801

NR*      Aaa          2,360   Arizona Health Facilities Authority, Hospital Systems Revenue Refunding
                              Bonds (Saint Luke's Health Systems), 7.25% due 11/01/2003 (h)                        2,750

AAA      Aaa          1,725   Arizona State Power Authority, Power Resource Revenue Refunding Bonds
                              (Hoover Uprating Project), 5.25% due 10/01/2017 (d)                                  1,605

                              Arizona State Transportation Board, Highway Revenue Bonds, Sub-Series A:
AA       Aaa          2,375     6.50% due 7/01/2001 (h)                                                            2,637
AA       Aa           1,660     Refunding, 5% due 7/01/2010                                                        1,568

AAA      Aaa          1,750   Arizona State University, Revenue Refunding Bonds, Series A, 5.50%
                              due 7/01/2019 (d)                                                                    1,661

AA+      Aa           2,000   Arizona State Wastewater Management Authority, Wastewater Treatment
                              Financial Assistance Revenue Bonds, 6.80% due 7/01/2011                              2,196

NR*      Aa           2,000   Arizona Student Loan Acquisition Authority, Student Loan Revenue Bonds,
                              AMT, Senior Series B, 6.60% due 5/01/2010                                            2,087

AAA      Aaa            700   Avondale, Arizona, Municipal Development Corporation, Municipal
                              Facilities Revenue Bonds, 6.625% due 7/01/2011 (d)                                     749

                              Coconino and Yavapai Counties, Arizona, Joint Unified School District
                              No.9 Revenue Bonds (Sedona Oak Creek), Series A, UT:
A-       Baa1           200     6.70% due 7/01/2006                                                                  211
A-       Baa1           250     6.75% due 7/01/2007                                                                  267

AAA      Aaa          3,620   Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50% due
                              7/01/2022 (b)                                                                        3,813

AAA      NR*          1,000   Glendale, Arizona, IDA, Educational Facilities Revenue Refunding Bonds
                              (American Graduate School International), 7.125% due 7/01/2020 (g)                   1,118

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)

S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                               Issue                                                 (Note 1a)

Arizona (continued)
AAA      Aaa        $ 4,500   Maricopa County, Arizona, Elementary School District No. 068, Revenue
                              Refunding Bonds (Alhambra), Series A, UT, 6.75% due 7/01/2014 (f)                  $ 4,891

                              Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds,
                              Series A (d):
AAA      Aaa          2,495     Refunding (Catholic Healthcare), 5% due 7/01/2015                                  2,226
AAA      Aaa          2,000     (Saint Joseph's Care Center Project), 7.75% due 7/01/2020                          2,270

                              Maricopa County, Arizona, IDA, Hospital Facilities Revenue Bonds:
AAA      Aaa          2,800     Refunding (John C. Lincoln Hospital), 7.50% due 12/01/2013 (c)                     3,168
AAA      Aaa            750     Refunding (Samaritan Health Service Hospital), Series A, 7% due
                                12/01/2013 (d)                                                                       822
A1+      VMIG1++        500     (Samaritan Health Service Hospital), VRDN, Series B-2, 3.90% due
                                12/01/2008 (d)(e)                                                                    500

                              Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                              (Arizona Public Service Co.), VRDN (e):
A1+      P1             600     Series B, 3.85% due 5/01/2029                                                        600
A1       P1           1,400     Series E, 3.90% due 5/01/2029                                                      1,400

AA       A1           1,000   Maricopa County, Arizona, School District No. 001 Refunded Bonds (Phoenix
                              Elementary School), UT, 6.60% due 7/01/2001 (h)                                      1,110

AAA      Aaa            500   Maricopa County, Arizona, Unified School District No. 11-Peoria, Refunding
                              Bonds, 6.40% due 7/01/2010 (d)                                                         527

NR*      NR*          2,000   Mohave County, Arizona, IDA, IDR (North Star Steel Co. Project), AMT, 6.70%
                              due 3/01/2020                                                                        2,030

AAA      Aaa          1,325   Mohave County, Arizona, Unified High School District No. 30-Mohave
                              Refunded Bonds, Series B, UT, 6.70% due 7/01/2001 (b)(h)                             1,480

                              Peoria, Arizona, Improvement District No. 8802, Special Assessment Bonds:
BBB      NR*            430     7.20% due 1/01/2010                                                                  461
BBB      NR*            510     7.20% due 1/01/2013                                                                  543

                              Peoria, Arizona, Improvement District, Special Assessment Bonds (North
                              Valley Power Center No. 8801):
BBB      NR*            200     7.30% due 1/01/2009                                                                  216
BBB      NR*            395     7.30% due 1/01/2011                                                                  424

AAA      Aaa          1,000   Peoria, Arizona, Water and Sewer Revenue Refunding Bonds, 6.625% due
                              7/01/2006 (b)                                                                        1,075

AA+      Aa           2,000   Phoenix, Arizona, Civic Improvement Corporation, Excise Tax Revenue Bonds
                              (New City Hall Project), Senior Lien, 5.10% due 7/01/2018                            1,798

AAA      Aaa          2,000   Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities
                              Excise Tax Revenue Bonds, 6.90% due 7/01/2021 (d)                                    2,189

A        A1           3,000   Phoenix, Arizona, Civic Improvement Corporation, Wastewater System Lease,
                              Revenue Refunding Bonds, 5% due 7/01/2018                                            2,615

AA+      Aa           1,400   Phoenix, Arizona, GO, Refunding, Series A, UT, 6.25% due 7/01/2017                   1,474

BBB+     NR*          1,000   Phoenix, Arizona, IDA, Hospital Revenue Bonds (John C. Lincoln Hospital
                              and Health), 6% due 12/01/2014                                                         925

A1+      VMIG1++      1,300   Phoenix, Arizona, VRDN, UT, Series 1, 4.20% due 6/01/2018 (e)                        1,300



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                               Issue                                                 (Note 1a)

Arizona (concluded)
                              Pima County, Arizona, Sewer Revenue Refunding Bonds (b):
AAA      Aaa         $  950     6.75% due 7/01/2015                                                              $ 1,016
AAA      Aaa          1,000     Series A, 5% due 7/01/2015                                                           904

AA       P1             700   Pinal County, Arizona, IDA, PCR (Magma-Copper/Newmont Mining Corporation),
                              VRDN, 3.85% due 12/01/2009 (e)                                                         700

BBB-     NR*            750   Prescott Valley, Arizona, Improvement District, Special Assessment Sewer
                              Collection System, Roadway Repair Revenue Bonds, 7.90% due 1/01/2012                   826

AA       Aa           4,000   Salt River Project, Arizona, Agricultural Improvement and Power District,
                              Electric System Revenue Bonds, Series A, 6.50% due 1/01/2022                         4,159

BBB      NR*          1,600   Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012                     1,692

AAA      Aaa            500   Tucson, Arizona, Airport Authority Revenue Bonds, AMT, Series B, 7.25%
                              due 6/01/2020 (d)                                                                      543
<PAGE
                              Tucson, Arizona, GO:
AAA      Aaa          2,000     Refunding, 4.90% due 7/01/2013 (b)                                                 1,799
AAA      Aaa          1,000     UT, Series A, 5.375% due 7/01/2017 (d)                                               944
AAA      Aaa          2,000     UT, Series A, 5.375% due 7/01/2018 (d)                                             1,883
AAA      Aaa          1,775     UT, Series A, 5.375% due 7/01/2019 (d)                                             1,671

A+       NR*          1,650   Tucson, Arizona, Water Revenue Bonds, Series D, 6.75% due 7/01/2001 (h)              1,856
                              Tucson, Arizona, Water Revenue Refunding Bonds:
A+       A1           1,250     6.50% due 7/01/2016                                                                1,306
A+       A1           1,000     5.25% due 7/01/2018                                                                  912

                              University of Arizona Revenue Bonds:
AA       A1           2,000     Refunding, Series A, 6.20% due 6/01/2016                                           2,103
AA       NR*          1,570     Series B, 6.90% due 6/01/2000 (h)                                                  1,759


Puerto Rico--7.9%


A        Baa1         3,000   Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue Bonds,
                              Series A, 7% due 7/01/2019                                                           3,223

AAA      Aaa          2,000   Puerto Rico Commonwealth, YCN, 7.482% due 7/01/2020 (a)(c)                           1,903

AAA      Aaa          1,900   Puerto Rico Electric Power Authority, Power Revenue Bonds, LEVRRS,
                              7.782% due 7/01/2023 (a)(c)                                                          1,857

Total Investments (Cost--$85,652)--101.3%                                                                         89,464

Liabilities in Excess of Other Assets--(1.3%)                                                                     (1,135)
                                                                                                                 -------
Net Assets--100.0%                                                                                               $88,329
                                                                                                                 =======


(a)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(f)AMBAC Insured.
(g)Insured by Connie Lee.
(h)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte and Touche
LLP.


See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$85,651,811) (Note 1a)                          $ 89,464,265
                    Cash                                                                                          15,034
                    Receivables:
                      Securities sold                                                      $    940,756
                      Interest                                                                  936,483
                      Beneficial interest sold                                                   14,230        1,891,469
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      19,842
                    Prepaid expenses (Note 1e)                                                                    11,200
                                                                                                            ------------
                    Total assets                                                                              91,401,810
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,670,009
                      Beneficial interest redeemed                                              173,277
                      Dividends to shareholders (Note 1f)                                        82,116
                      Investment adviser (Note 2)                                                38,893
                      Distributor (Note 2)                                                       29,281        2,993,576
                                                                                           ------------
                    Accrued expenses                                                                              79,255
                                                                                                            ------------
                    Total liabilities                                                                          3,072,831
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 88,328,979
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    142,342
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        689,018
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          6,970
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          5,905
                    Paid-in capital in excess of par                                                          86,194,940
                    Accumulated realized capital losses on investments--net (Note 5)                          (2,172,813)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                                                  (349,837)
                    Unrealized appreciation on investments--net                                                3,812,454
                                                                                                            ------------
                    Net assets                                                                              $ 88,328,979
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $14,892,616 and 1,423,425 shares
                    of beneficial interest outstanding                                                      $      10.46
                                                                                                            ============
                    Class B--Based on net assets of $72,090,191 and 6,890,180 shares
                    of beneficial interest outstanding                                                      $      10.46
                                                                                                            ============
                    Class C--Based on net assets of $728,884 and 69,696 shares
                    of beneficial interest outstanding                                                      $      10.46
                                                                                                            ============
                    Class D--Based on net assets of $617,288 and 59,045 shares
                    of beneficial interest outstanding                                                      $      10.45
                                                                                                            ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  5,689,700
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    501,910
                    Account maintenance and distribution fees--Class B (Note 2)                 370,765
                    Printing and shareholder reports                                             64,653
                    Professional fees                                                            63,635
                    Transfer agent fees--Class B (Note 2)                                        46,484
                    Accounting services (Note 2)                                                 21,819
                    Amortization of organization expenses (Note 1e)                              14,933
                    Registration fees (Note 1e)                                                  10,716
                    Transfer agent fees--Class A (Note 2)                                         8,942
                    Pricing fees                                                                  7,778
                    Custodian fees                                                                7,596
                    Trustees' fees and expenses                                                   4,617
                    Account maintenance and distribution fees--Class C (Note 2)                     965
                    Account maintenance fees--Class D (Note 2)                                      273
                    Transfer agent fees--Class D (Note 2)                                           150
                    Transfer agent fees--Class C (Note 2)                                           101
                    Other                                                                         6,820
                                                                                           ------------
                    Total expenses before reimbursement                                       1,132,157
                    Reimbursement of expenses (Note 2)                                          (19,758)
                                                                                           ------------
                    Total expenses after reimbursement                                                         1,112,399
                                                                                                            ------------
                    Investment income--net                                                                     4,577,301
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (2,172,813)
Unrealized Gain     Change in unrealized appreciation on investments--net                                      2,791,773
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  5,196,261
--Net (Notes 1b,                                                                                            ============
1d & 3):


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                           For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                            1995             1994
Operations:         Investment income--net                                                 $  4,577,301     $  5,062,068
                    Realized gain (loss) on investments--net                                 (2,172,813)       1,099,669
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          2,791,773       (5,162,578)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,196,261          999,159
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (906,229)      (1,026,371)
Shareholders          Class B                                                                (3,649,429)      (4,035,697)
(Note 1f):            Class C                                                                    (7,364)              --
                      Class D                                                                   (14,279)              --
                    Realized gain on investments--net:
                      Class A                                                                   (23,660)        (387,548)
                      Class B                                                                  (103,854)      (1,714,015)
                      Class C                                                                       (13)              --
                      Class D                                                                      (245)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                   (64,782)              --
                      Class B                                                                  (284,350)              --
                      Class C                                                                       (34)              --
                      Class D                                                                      (671)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (5,054,910)      (7,163,631)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                        (10,791,148)       6,077,308
Transactions
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (10,649,797)         (87,164)
                    Beginning of year                                                        98,978,776       99,065,940
                                                                                           ------------     ------------
                    End of year                                                            $ 88,328,979     $ 98,978,776
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                                Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Nov. 29,
from information provided in the financial statements.                                                         1991++ to
                                                                                 For the Year Ended July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                            1995      1994      1993       1992
Per Share           Net asset value, beginning of period                         $  10.40  $  11.01  $  10.74   $  10.00
Operating                                                                        --------  --------  --------   --------
Performance:        Investment income--net                                            .55       .57       .60        .41
                    Realized and unrealized gain (loss) on investments--net           .11      (.39)      .39        .74
                                                                                 --------  --------  --------   --------
                    Total from investment operations                                  .66       .18       .99       1.15
                                                                                 --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                         (.55)     (.57)     (.60)      (.41)
                      Realized gain on investments--net                              (.01)     (.22)     (.12)        --
                      In excess of realized gain on investments--net                 (.04)       --        --         --
                                                                                 --------  --------  --------   --------
                    Total dividends and distributions                                (.60)     (.79)     (.72)      (.41)
                                                                                 --------  --------  --------   --------
                    Net asset value, end of period                               $  10.46  $  10.40  $  11.01   $  10.74
                                                                                 ========  ========  ========   ========

Total Investment    Based on net asset value per share                              6.76%     1.62%     9.62%     11.82%+++
Return:**                                                                        ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                                   .80%      .56%      .41%       .22%*
Average                                                                          ========  ========  ========   ========
Net Assets:         Expenses                                                         .83%      .80%      .81%       .98%*
                                                                                 ========  ========  ========   ========
                    Investment income--net                                          5.44%     5.32%     5.57%      5.99%*
                                                                                 ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)                     $ 14,893  $ 18,363  $ 17,988   $ 14,564
Data:                                                                            ========  ========  ========   ========
                    Portfolio turnover                                             62.65%    53.35%    73.48%     66.50%
                                                                                 ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)


Financial Highlights (continued)
                                                                                                 Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Nov. 29,
from information provided in the financial statements.                                                         1991++ to
                                                                                 For the Year Ended July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                            1995      1994      1993       1992
Per Share           Net asset value, beginning of period                         $  10.40  $  11.01  $  10.74   $  10.00
Operating                                                                        --------  --------  --------   --------
Performance:        Investment income--net                                            .50       .52       .54        .38
                    Realized and unrealized gain (loss) on investments--net           .11      (.39)      .39        .74
                                                                                 --------  --------  --------   --------
                    Total from investment operations                                  .61       .13       .93       1.12
                                                                                 --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                         (.50)     (.52)     (.54)      (.38)
                      Realized gain on investments--net                              (.01)     (.22)     (.12)        --
                      In excess of realized gain on investments--net                 (.04)       --        --         --
                                                                                 --------  --------  --------   --------
                    Total dividends and distributions                                (.55)     (.74)     (.66)      (.38)
                                                                                 --------  --------  --------   --------
                    Net asset value, end of period                               $  10.46  $  10.40  $  11.01   $  10.74
                                                                                 ========  ========  ========   ========

Total Investment    Based on net asset value per share                              6.22%     1.11%     9.07%     11.45%+++
Return:**                                                                        ========  ========  ========   ========


Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                       .81%      .57%      .42%       .24%*
Net Assets:                                                                      ========  ========  ========   ========
                    Expenses, net of reimbursement                                  1.31%     1.07%      .92%       .74%*
                                                                                 ========  ========  ========   ========
                    Expenses                                                        1.33%     1.30%     1.32%      1.47%*
                                                                                 ========  ========  ========   ========
                    Investment income--net                                          4.92%     4.82%     5.06%      5.48%*
                                                                                 ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)                     $ 72,090  $ 80,616  $ 81,078   $ 59,881
Data:                                                                            ========  ========  ========   ========
                    Portfolio turnover                                             62.65%    53.35%    73.48%     66.50%
                                                                                 ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                           For the Period
from information provided in the financial statements.                                          October 21, 1994++ to
                                                                                                    July 31, 1995
Increase (Decrease) in Net Asset Value:                                                       Class C           Class D
Per Share           Net asset value, beginning of period                                       $  10.05         $  10.05
Operating                                                                                      --------         --------
Performance:        Investment income--net                                                          .37              .42
                    Realized and unrealized gain on investments--net                                .46              .45
                                                                                               --------         --------
                    Total from investment operations                                                .83              .87
                                                                                               --------         --------
                    Less dividends and distributions:
                      Investment income--net                                                       (.37)            (.42)
                      Realized gain on investments--net                                            (.01)            (.01)
                      In excess of realized gain on investments--net                               (.04)            (.04)
                                                                                               --------         --------
                    Total dividends and distributions                                              (.42)            (.47)
                                                                                               --------         --------
                    Net asset value, end of period                                             $  10.46         $  10.45
                                                                                               --------         --------

Total Investment    Based on net asset value per share                                            8.53%+++         8.92%+++
Return:**                                                                                      ========         ========


Ratios to           Expenses, excluding account maintenance and distribution
Average             fees and net of reimbursement                                                  .83%*            .83%*
Net Assets:                                                                                    ========         ========
                    Expenses, net of reimbursement                                                1.43%*            .93%*
                                                                                               ========         ========
                    Expenses                                                                      1.43%*            .93%*
                                                                                               ========         ========
                    Investment income--net                                                        4.58%*           5.23%*
                                                                                               ========         ========

Supplemental        Net assets, end of period (in thousands)                                   $    729         $    617
Data:                                                                                          ========         ========
                    Portfolio turnover                                                           62.65%           62.65%
                                                                                               ========         ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Arizona Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.


NOTES TO FINANCIAL STATEMENTS (continued)


(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates:
0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed expense limitation at the time of payment. For the year ended July 31, 1995, FAM earned fees of $501,910, of which $19,758 was voluntarily waived.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                        MLFD         MLPF&S

Class A                                $2,529        $26,839
Class D                                $  437        $ 4,842



For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $216,877 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $55,057,157 and $62,241,826, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $ (1,608,654)  $  3,812,454
Short-term investments                 (1,879)            --
Financial futures contracts          (562,280)            --
                                 ------------   ------------
Total                            $ (2,172,813)  $  3,812,454
                                 ============   ============


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $3,812,454, of which $4,273,712 related to appreciated securities and $461,258 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $85,651,811.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(10,791,148) and $6,077,308 for the years ended July 31, 1995 and July 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for

the Year Ended                                      Dollar
July 31, 1995                         Shares        Amount

Shares sold                           187,774   $  1,903,153
Shares issued to share-
holders in reinvestment
of dividends and
distributions                          43,703        443,793
                                  -----------   ------------
Total issued                          231,477      2,346,946
Shares redeemed                      (573,315)    (5,830,865)
                                  -----------   ------------
Net decrease                         (341,838)  $ (3,483,919)
                                  ===========   ============

Class A Shares for
the Year Ended                                      Dollar
July 31, 1994                         Shares        Amount

Shares sold                           627,096   $  6,804,755
Shares issued to share-
holders in reinvestment
of dividends and
distributions                          67,361        730,862
                                  -----------   ------------
Total issued                          694,457      7,535,617
Shares redeemed                      (562,798)    (5,985,598)
                                  -----------   ------------
Net increase                          131,659   $  1,550,019
                                  ===========   ============



Class B Shares for
the Year Ended                                      Dollar
July 31, 1995                         Shares        Amount

Shares sold                           981,663   $ 10,018,567
Shares issued to share-
holders in reinvestment
of dividends and
distributions                         142,045      1,444,428
                                  -----------   ------------
Total issued                        1,123,708     11,462,995
Shares redeemed                    (1,983,196)   (20,087,313)
                                  -----------   ------------
Net decrease                         (859,488)  $ (8,624,318)
                                  ===========   ============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                         1,806,398   $ 19,567,507
Shares issued to share-
holders in reinvestment
of dividends and
distributions. .                      224,144      2,439,428
                                  -----------   ------------
Total issued                        2,030,542     22,006,935
Shares redeemed                    (1,643,963)   (17,479,646)
                                  -----------   ------------
Net increase                          386,579   $  4,527,289
                                  ===========   ============

Class C Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            69,910   $    729,055
Shares issued to share-
holders in reinvestment
of dividends and
distributions. .                          513          5,375
                                  -----------   ------------
Total issued                           70,423        734,430
Shares redeemed                          (727)        (7,648)
                                  -----------   ------------
Net increase                           69,696   $    726,782
                                  ===========   ============

[FN]
++Commencement of Operations.



Class D Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            64,086   $    643,501
Shares issued to share-
holders in reinvestment
of dividends and
distributions                             561          5,822
                                  -----------   ------------
Total issued                           64,647        649,323
Shares redeemed                        (5,602)       (59,016)
                                  -----------   ------------
Net increase                           59,045   $    590,307
                                  ===========   ============

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $1,170,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Arizona Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period November 29, 1991 (commencement of operations) to July 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 1, 1995
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Arizona Municipal Bond Fund during its taxable year ended July 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the Fund distributed long-term capital gains of $.053834 per share to shareholders of record on December 20, 1994. There were no short-term capital gains distributions during the year.

Please retain this information for your records.